Asset acquisition	12 Months Ended
Dec. 31, 2023
Asset acquisition
Asset acquisition

6.Asset acquisition

In 2021, the Company closed its acquisition with Affiris AG (Affiris) for the program portfolio of therapeutics targeting a-syn, notably ACI-7104.056 (previously PD01), a clinically-validated active immunotherapy candidate for the treatment of Parkinson’s disease (the Transferred Assets). The Company acquired the Transferred Assets and USD 5.0 (CHF 4.6) million in cash in exchange for 7,106,840 shares of the Company at closing, for a total value of USD 58.7 (CHF 55.1) million.

With the closing of this transaction, the Company recorded an IPR&D intangible asset associated with ACI-7104.056 for USD 53.7 (CHF 50.4) million. The Company used a risk-adjusted discounted cash flow method to determine the fair value of the intangible asset using a discount rate of 15%. See “Note 7. Intangible assets” for further details on assumptions used.

As the Company transferred its own equity instruments in consideration for the asset transferred, the acquisition was assessed in accordance with IFRS 2 Share-based Payment.

The Company determined that the acquisition of the Transferred Assets did not qualify as a business combination in accordance with IFRS 3 Business Combinations and therefore was accounted for as an asset acquisition. Most of the fair value of the Transferred Assets is attributable to a single identifiable asset which is the in-process research and development asset. The purchase consideration for the Transferred Assets was allocated based on their relative fair values.

The following table summarizes the amounts of the Transferred Assets acquired:

In CHF thousands
Cash	4,634
IPR&D asset	50,416
Total	55,050